PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960




                                November 18, 1999









Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PHC, Inc., which will be held on December 23, 1999, at 2:00 PM, at the corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered by the stockholders and contains certain information about PHC, Inc.'s officers and directors.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke it at any time prior to the meeting, or vote your shares personally if you attend the meeting. We look forward to seeing you.

                                                     Sincerely,


                                                     /s/ Bruce A. Shear
                                                         President

                                    PHC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 23, 1999


     The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our Corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on December 23, 1999, at 2:00 PM, for the following purposes:

1. To elect five directors (two to be elected by the holders of the Company's Class A Common Stock and three to be elected by the holders of the Company's Class B Common Stock) to hold office until the annual meeting next following their election and until their successors are duly elected and qualified;

2. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent auditors; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 5, 1999 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

     All stockholders are cordially invited to attend the meeting.


                                     By order of the Board of Directors



                                     /s/ Paula C. Wurts, Assistant Clerk

Peabody, Massachusetts
November 18, 1999


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                   PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960
                                 (978) 536-2777

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on December 23, 1999 at 2:00 PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting"). Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Assistant Clerk of the Company, or by voting in person at the Annual Meeting.

     The Company's Annual Report on Form 10-KSB for the year ended June 30, 1999 is being mailed to stockholders together with this Proxy Statement. The Company will furnish any exhibit to the Company's Annual Report on Form 10-KSB upon the payment of a processing fee of ten cents per page plus mailing costs. The date of mailing of this Proxy Statement is expected to be on or about November 18, 1999.

     The Board of Directors has fixed November 5, 1999 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). On that date there were outstanding and entitled to vote 5,610,194 shares of Class A Common Stock and 727,170 shares of Class B Common
Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares"). Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes. The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors"). Holders of Class A Common Stock will receive proxy cards which will be different from those received by the holders of Class B Common Stock. The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session. Holders of Class B Common Stock will receive proxy cards which will contain a proposal relating to the election of the three members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session.

     The Annual Meeting will comprise three related but separate sessions: (i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly come before the meeting; (ii) a special session of the holders of Class B Common Stock, during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of three directors, and no other business may properly come before the meeting; and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock for ratification of the selection of independent auditors and for the conduct of such other business as may properly come before the Annual Meeting. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to matters arising during the General Session will constitute a quorum for the conduct of business at the General Session. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.

     The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively. Approval of each of the other matters that is before the meeting will require the affirmative vote of the holders of a majority of the Shares represented at the meeting and voting thereon. No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted. Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes. Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of shares of the Company's Class A Common Stock, and Class B Common Stock (the only classes of voting capital stock of the Company currently outstanding) as of October 16, 1999, except with respect to the two 5% owners which is as of November 5, 1999, by (i) each person known by the Company to beneficially own more than 5% of any class of the Company's voting securities, (ii) each director of the Company, (iii) the Company's Chief Executive Officer, (iv) each of the Company's four most highly compensated executive officers other than its Chief Executive Officer who were serving as officers of the Company at the end of the 1999 fiscal year and whose salary and bonus for the 1999 fiscal year exceeded $100,000 and (v) all directors and officers of the Company as a group (the individuals specified in subsections (iii) and (iv) hereof collectively are referred to herein as the "Named Executive Officers"). Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. In preparing the following table, the Company has relied on the information furnished by the persons listed below:


                       Name and Address        Amount and Nature     Percent of
Title of Class         of Beneficial Owner     of Beneficial Owner   Class (12)

Class A Common Stock Gerald M. Perlow
                     c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA   01960        27,750(1)                *

                     Donald E. Robar
                     c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA  01960         22,750(2)                *

                     Bruce A. Shear
                     c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA  01960         58,000(3)                1.0%

                     Robert H. Boswell
                     c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA  01960         83,844(4)                1.5%

                     Howard W. Phillips
                     P. O. Box 2047
                     East Hampton, NY  11937    11,750(5)                *

                     William F. Grieco
                     115 Marlborough Street
                     Boston, MA  02116          71,030(6)(7)             1.3%

                     J. Owen Todd
                     c/o Todd and Weld
                     1 Boston Place
                     Boston, MA  02108          59,280(7)                1.1%

                     ProFutures Special Equities
                      Fund, LP
                     11612 Bee Cave Rd STE 100
                     Austin, TX  78734          751,082(9)               12.1%

                     Name and Address           Amount and Nature     Percent of
Title of Class       of Beneficial Owner        of Beneficial Owner   Class (12)

                     All Directors and Officers
                      as a Group (7 persons)    311,285(8)               5.3%


Class B Common Stock
 (10)                Bruce A. Shear
                     c/o PHC, Inc.
                     200 Lake Street
                     Peabody, MA   01960        671,259(11)              92.8%

                     All Directors and Officers
                      as a Group (7 persons)    671,259                  92.8%


*    Less than 1%.
1. Includes 17,750 shares of Class A Common Stock issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $1.03 to $6.63 per share.
2. Includes 21,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $1.03 to $6.63 per share.
3. Includes 50,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.17 to $2.63 per share. Excludes an aggregate of 59,280 shares of Class A Common Stock owned by the Shear Family Trust and the NMI Trust, ("Trusts") of which Bruce A. Shear is a remainder beneficiary.
4. Includes an aggregate of 71,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price range of $1.20 to $1.25 per share.
5. Includes 11,750 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $1.03 to $3.50 per share.
6. Includes 11,750 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.03 to $3.50 per share
7. Messrs. Todd and Grieco are the two trustees of the Trusts which collectively hold 59,280 shares of the Company's outstanding class A common stock. Gertrude Shear, Bruce A. Shear's mother, is the lifetime beneficiary of the Trusts. In addition to the shares held by the Trusts, to the best of the Company's knowledge, Gertrude Shear currently owns less than 1% of the Company's outstanding class B common stock.
8. Includes an aggregate of 215,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options. Of those options, 5,500 have an exercise price of $6.63 per share, 10,000 have an exercise price of $5.00 per share, 19,500 have an exercise price of $3.50 per share, 37,500 have an exercise price of $2.63 per share, 3,000 have an exercise price of $2.06 per share, 119,250 have an exercise price of $1.25 per share, 6,250 have an exercise price of $1.20 per share, 12,500 have an exercise price of $1.17 per share and 2,000 have an exercise price of $1.03 per share.
9. Includes 458,750 shares of Class A Common Stock estimated as issuable upon the conversion of 367 shares of currently convertible series B preferred stock, which is convertible at 80% of the closing bid price of the class A common stock as reported by NASDAQ for the five trading days immediately preceding the conversion, and 165,522 shares of class A common stock issuable upon the exercise of warrants issued in connection with various financing and private placement transactions and currently exercisable at prices ranging from $2.31 to $2.90 per share.
10. Each share of Class B Common Stock is convertible into one share of Class A Common Stock automatically upon any sale or transfer or at any time at the option of the holder.
11. Includes 56,369 shares of Class B Common Stock pledged to Steven J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear's brother, to secure the purchase price obligation of Bruce A. Shear in connection with his purchase of his brother's stock in the Company in December 1988. In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.
12. Represents percentage of equity of class, based on numbers of shares listed under the column headed "Amount and Nature of Beneficial Ownership". Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the Company's Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors).

     By virtue of the fact that class B shareholders have the right to elect three of the five members of the Board of Directors and Mr. Shear owns of 92% of the class B shares, Mr. Shear has the right to elect the nominees and therefore control the Board of Directors.

     Based on the number of shares listed under the column headed "Amount and Nature of Beneficial Ownership," the following persons or groups held the following percentages of voting rights for all shares of common stock combined as of October 16, 1999:

              Bruce A. Shear ........................................36.72%
              J. Owen Todd............................................0.64%
              William F. Grieco.......................................0.77%
              ProFutures Special Equities Fund, LP....................7.61%
              All Directors and Officers as a Group
                (7 persons)..........................................38.75%

DIRECTORS AND EXECUTIVE OFFICERS

     The directors and officers of the Company as of June 30, 1999 are as follows:

Name                          Age   Position
Bruce A. Shear                44    Director, President and Chief Executive
                                     Officer
Robert H. Boswell             50    Senior Vice President
Paula C. Wurts                50    Controller, Assistant Clerk and Assistant
                                      Treasurer
Gerald M. Perlow, M.D. (1)(2) 61    Director and Clerk
Donald E. Robar (1)(2)        62    Director and Treasurer
Howard W. Phillips            69    Director
William F. Grieco (1)         45    Director

(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.

     All of the directors hold office until the annual meeting of stockholders next following their election, or until their successors are elected and qualified. The Compensation Committee reviews and sets executive compensation. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships among any of the directors or officers of the Company.

     Information with respect to the business experience and affiliations of the directors and officers of the Company is set forth below.

     BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the Company since 1980 and Treasurer of the Company from September 1993 until February 1996. From 1976 to 1980 he served as Vice President, Financial Affairs, of the Company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over ten years. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976.

     ROBERT H. BOSWELL has served as the Senior Vice President of the Company since February 1999 and as executive vice president of the Company from 1992 to 1999. From 1989 until the spring of 1994 Mr. Boswell served as the Administrator of the Company's Highland Ridge Hospital facility where he is based. Mr. Boswell is principally involved with the Company's substance abuse facilities. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program--the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University's doctoral program in philosophy. Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

     PAULA C. WURTS has served as the Controller of the Company since 1989 and as Assistant Treasurer since 1993 and as Assistant Clerk since January 1996. Ms. Wurts served as the Company's Accounting Manager from 1985 until 1989. Ms. Wurts received an Associate's degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants. She received a Master's Degree in Accounting from Western New England College in 1996.

     GERALD M. PERLOW, M.D. has served as a Director of the Company since May 1993 and as Clerk since February 1996. Dr. Perlow is a cardiologist in private practice in Lynn, Massachusetts, and has been Associate Clinical Professor of Cardiology at the Tufts University School of Medicine since 1972. Dr. Perlow is a Diplomat of the National Board of Medical Examiners and the American Board of Internal Medicine (with a subspecialty in cardiovascular disease) and a Fellow of the American Heart Association, the American College of Cardiology, the American College of Physicians and the Massachusetts Medical Center. From 1987 to 1990, Dr. Perlow served as the Director, Division of Cardiology, at AtlantiCare Medical Center in Lynn, Massachusetts. From October 30, 1996 to March 1, 1997, Dr. Perlow served as President and Director of Shliselberg Physician Services, P.C. formerly Perlow Physicians, P.C. which has a management contract with BSC. Dr. Perlow currently holds no ownership interest in Shliselberg Physician Services, P.C. Dr. Perlow received compensation of $8,333 for the period. Dr. Perlow received a B.A. from Harvard College in 1959 and an M.D. from Tufts University School of Medicine in 1963.

     DONALD E. ROBAR has served as a Director of the Company since 1985 and as the Treasurer since February 1996. He served as the Clerk of the Company from 1992 to 1996. Dr. Robar has been a professor of Psychology since 1961, most recently at Colby-Sawyer College in New London, New Hampshire. Dr. Robar received an Ed.D. from the University of Massachusetts in 1978, an M.A. from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

     HOWARD W. PHILLIPS has served as a Director of the Company since August 27, 1996 and has been employed by the Company as a public relations specialist since August 1, 1995. From 1982 until October 31, 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp. From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance. Mr. Phillips currently is a member of the Board of Directors of Food Court Entertainment Network, Inc., an operator of shopping mall television networks, and Telechips Corp., a manufacturer of visual phones.

     WILLIAM F. GRIECO has served as a Director of the Company since February 18, 1997. Since August 1999 Mr. Grieco has been a self-employed law consultant. From November 1995 to July 1999 he served as Senior Vice President and General Counsel for Fresenius Medical Care North America. From 1989 until November of 1995, Mr. Grieco was a partner at Choate, Hall & Stewart. Mr. Grieco received a BS from Boston College in 1975, an MS in Health Policy and Management from Harvard University in 1978 and a JD from Boston College Law School in 1981.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held four meetings during the fiscal year 1999. During fiscal year 1999, each director attended 100% of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all Board committees on which such director served (during the periods that he served as a member). The Board has a standing audit committee and a standing compensation committee, but does not have a standing nominating committee. The audit committee is composed of Dr. Perlow, Mr. Robar and Mr. Grieco. The audit committee held no meetings during fiscal year 1999. The principal functions of the audit committee are to make recommendations to the Board regarding the selection of the Company's independent accountants, to consult with the Company's independent accountants and financial and accounting staff and to review and report to the Board with respect to the scope of audit procedures, accounting practices and internal accounting and financial controls. The compensation committee is composed of Dr. Perlow and Mr. Robar. The compensation committee held one meeting during fiscal year 1999. The principal functions of the compensation committee are to review and make recommendations to the Board on all compensation and hiring issues that relate to officers and senior staff members.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Employment Agreements

     The Company has not entered into any employment agreements with its executive officers. The Company owns and is the beneficiary on a $1,000,000 key man life insurance policy on the life of Bruce A. Shear.

Executive Compensation

     Two executive officers of the Company received compensation in the 1999 fiscal year, which exceeded $100,000. The following table sets forth the compensation paid or accrued by the Company for services rendered to these executives in fiscal year 1999,1998, and 1997:

                           Summary Compensation Table

         Annual Compensation                                  Long Term
                                                              Compensation
                                                              Awards

 (a)          (b)     (c)        (d)        (e)           (g)          (i)
Name and                                Other Annual  Securities   All Other
Principal     Year    Salary    Bonus   Compensation  Underlying   Compensation
Position               ($)      ($)     ($)           Options/SARs ($)
                                                          (#)


Bruce A. Shear    1999  $300,195(1) --   $ 6,490(2)      50,000        $21,622
President and     1998  $309,167(1) --   $ 8,363(3)      50,000        $51,256
 Chief Executive  1997  $294,167(1) --   $12,633(4)          --             --
 Officer

Robert H. Boswell 1999  $111,083   $800  $ 7,955(5)      65,000        $29,753
  Senior Vice     1998  $102,750     --  $ 7,836(6)      15,000        $14,149
   President      1997  $  92,750    --  $ 6,897(7)       5,000        $ 6,821

(1) Although the Board of Director authorized base salary effective July 1, 1995 is $310,000 base salary was drawn as listed above.

(2) This amount represents (i) $1,341 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, (ii) $2,792 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear and (iii) $2,357 personal use of a Company car held by Mr. Shear.

(3) This amount represents (i) $1,341 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear (ii) $4,768 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, and (iii) $2,254 personal use of a Company car held by Mr. Shear.

(4) This amount represents (i) $2,687 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Shear, (ii) $6,769 in premiums paid by the Company with respect to life insurance for the benefit of Mr. Shear, and (iii) $3,177 personal use of a Company car held by Mr. Shear.

(5) This amount represents (i) $6,000 automobile allowance, (ii) $357 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, (iii) $704 in other benefits paid by the Company on behalf of Mr. Boswell and (vi) $894 in benefit derived from the purchase of shares through the employee stock purchase plan.

(6) This amount represents (i) $6,000 automobile allowance, (ii) $408 contributed by the Company to the Company's Executive Employee Benefit Plan on behalf of Mr. Boswell, (iii) $408 in other benefits paid by the Company on behalf of Mr. Boswell (iv) $115 in Class A Common Stock issued to employees and (v) $905 in benefit derived from the purchase of shares through the employee stock purchase plan.

(7) This amount represents (i) $6,000 automobile allowance and (ii) $897 in benefit derived from the purchase of shares through the employee stock purchase plan.

Stock Options Grants

The following table provides information about options granted to the named executive officers during fiscal 1999 under the Company's Stock Plan, Employee Stock Purchase Plan and Non-Employee Director Stock Plan.

                   Individual Grants
(a)                (b)            (c)              (d)             (e)
Name               Number of      % of Total
                   Securities     Options/SARs
                   Underlying     Granted to     Execerise of
                   Options/SARs   Employees in   Base Price       Expiration
                   Granted (#)    in Fiscal Year ($/Shares)       Date

Bruce A. Shear       50,000           23.5%          $1.17         3/15/2004
Robert H. Boswell    50,000           23.5%          $1.25         9/15/2003
                     15,000            7.0%          $1.20         2/23/2004
All Directors and
 Officers as a
 group (7 Persons)  183,000           83.8%    $1.03-$1.25   9/15/2003-2/23/2004

Option Exercises and Fiscal 1999 Year-End Values

     The following table provides information about options exercised by the named executive officers during fiscal 1999 and the number and value of options held at the end of fiscal 1999.


(a)                 (b)           (c)       (d)                      (e)
Name                Shares
                    Acquired on   Value      Number of           Value
                    Exercise (#)  Realized   Securities          of
                                   ($)       Underlying          Unexercised
                                             Unexercised         In-the-Money
                                             Options/SARs at     Options/Sars
                                             FY-End (#)          at FY-End ($)
                                             Exercisable/        Exercisable/
                                             Unexercisable       Unexercisable

Bruce A. Shear       --               --       37,500/62,500      $0/$0
Robert H. Boswell    --               --       69,000/45,000      $0/$0
All Directors and
 Officers as a
 group (7 persons)   --               --     198,000/163,250      $0/$0

Compensation of Directors

     Directors who are employees of the Company receive no compensation for services as members of the Board. Directors who are not employees of the Company receive $2,500 stipend per year and $1,000 for each Board meeting they attend. In addition, directors of the Company are entitled to receive certain stock option grants under the Company's Non-Employee Director Stock Option Plan (the "Director Plan").

                              ELECTION OF DIRECTORS

     The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors. Two directors will be elected by the holders of the Company's Class A Common Stock and the balance of the directors will be elected by the holders of the Company's Class B Common Stock . The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later. The Board of Directors has fixed at five the number of directors to be elected at the Annual Meeting.

     The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Gerald M. Perlow. The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, Howard W. Phillips and William F. Grieco. The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Gerald M. Perlow), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the three nominees (Bruce A. Shear, Howard W. Phillips and William F. Grieco), unless authority to vote for the election of directors is withheld by marking the proxy to that effect. Donald E. Robar, Gerald M. Perlow, Bruce A. Shear, Howard W. Phillips and William F. Grieco are presently directors of the Company and have consented to serve if reelected.

     Each director will be elected to hold office until the next annual meeting of stockholders following the 1999 Annual Meeting (2000) and until his successor is elected and qualified. If a nominee becomes unavailable, the proxy may be voted, unless authority has been withheld as to the nominee, for the election of a substitute.


           THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.





                              APPROVAL OF AUDITORS

The Board has selected the firm of BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending June 30, 2000 and is submitting the selection to stockholders for approval. The Board recommends a vote "FOR" this proposal. Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

Although there is no legal requirement that this matter be submitted to a vote of stockholders, the Board believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event BDO Seidman, LLP is not ratified by the affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, the Board may reconsider its selection. A representative of BDO Seidman, LLP is expected to attend the Annual Meeting. Such representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

       THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ABOVE SELECTION

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Based on a review of Forms 3 and 4 furnished to the company, all directors, officers and beneficial owners of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act filed on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     For approximately the last ten years, Bruce A. Shear, a director and the President and Chief Executive Officer of the Company, and persons affiliated and associated with him have made a series of unsecured loans to the Company and its subsidiaries to enable them to meet ongoing financial commitments. The borrowings generally were entered into when the Company did not have financing available from outside sources and, in the opinion of the Company, were entered into at market rates given the financial condition of the Company and the risks of repayment at the time the loans were made. As of June 30, 1999, the Company owed an aggregate of $200,000 to related parties.

     During the period ended June 30, 1999, the Company paid Mr. Shear and affiliates approximately $157,600 in principal and accrued interest under various notes. As of June 30, 1999, the Company owed Bruce A. Shear $100,000 on a promissory note, which is dated August 13, 1998, bears interest at the rate of 12% per year and is payable on demand and Tot Care, Inc., an affiliate of Bruce
A. Shear, $100,000 on promissory notes dated May 28, 1998 and June 9, 1998 which bear interest at the rate of 12% per year and are payable on demand.


STOCKHOLDER PROPOSALS FOR 2000 MEETING


     Proposals of stockholders intended to be presented and director nominations intended to be made at the 2000 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Assistant Clerk, not later than July 21, 2000 for inclusion in the proxy statement for that meeting. Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2000, which has not been included in the Company's proxy material, must be received not later than October 4, 2000 to be considered timely.

                                  OTHER MATTERS

     The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies by management will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone or personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of the Company's stock held in the names of such brokers, custodians and fiduciaries, and the Company will reimburse them for their out-of-pocket expenses in this connection.

                                          By order of the Board of Directors


                                          /s/  Paula C. Wurts, Assistant Clerk

November 18, 1999

     The Board hopes that stockholders will attend the meeting, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                     REVOCABLE PROXY - CLASS A COMMON STOCK
                                   PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       1999 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 1999 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 1999 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on November 5, 1999 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 23, 1999 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

             (Continued And To Be Signed and Dated On Reverse Side)


                                     (BACK)

              FORM OF PROXY FOR CLASS A COMMON STOCK SHAREHOLDERS


 [X}   Please mark your
       votes as in this
       example.

                            WITHHOLD
                       FOR  AUTHORITY
 Nominees:
  Donald E. Robar     [  ]   [  ]
  Gerald M. Perlow    [  ]   [  ]

1. To elect  Donald E.
   Robar and Gerald  M. Perlow as the                       FOR  AGAINST ABSTAIN
   Class A Directors of the Company,     2. To ratify the  [  ]    [  ]   [  ]
   each to hold the office until            selection by the Board of Directors
   the annual meeting next following        of BDO Seidman, LLP as the Company's
   his election:                            independent auditors for the 2000
                                            fiscal year.

For, all nominees except as noted below. 3. In  their  discretion, the Proxies are authorized to vote upon such
                                            other matters as may properly come
                                            before the meeting or any
                                            adjournment or postponement thereof.

                                            THIS PROXY, WHEN PROPERLY EXECUTED,
                                            WILL BE VOTED IN THE MANNER
                                            DIRECTED, OR IF NO DIRECTION IS
                                            MADE, FOR SUCH PROPOSALS, AND IN
                                            ACCORDANCE WITH THE DETERMINATION
                                            OF THE PROXY HOLDERS AS TO OTHER
                                            MATTERS.  THE  UNDERSIGNED
                                            STOCKHOLDER HEREBY ACKNOWLEDGES
                                            RECEIPT OF THE NOTICE OF ANNUAL
                                            MEETING AND PROXY STATEMENT.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS  PROXY CARD USING THE ENCLOSED
                                            ENVELOPE.


SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)

                     REVOCABLE PROXY - CLASS B COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       1999 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 1999 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 1999 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on November 5, 1999 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 23, 1999 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)

               FORM OF PROXY FOR CLASS B COMMON STOCK SHAREHOLDERS


 [X}   Please mark your
       votes as in this
       example.


                            WITHHOLD
                       FOR  AUTHORITY
 Nominees:
  Bruce A. Shear       [  ]   [  ]
  Howard W. Phillips   [  ]   [  ]
  William F. Grieco    [  ]   [  ]

1. To elect Bruce A.
   Shear, Howard W. Phillips and
   William F. Grieco as the                                 FOR  AGAINST ABSTAIN
   Class B Directors of the Company,     2. To ratify the   [  ]   [  ]   [  ]
   each to hold the office until            selection by the Board of Directors
   the annual meeting next following        of BDO Seidman, LLP as the Company's
   his election:                            independent auditors for the 2000
                                            fiscal year.

For, all nominees except as noted below. 3. In  their  discretion, the Proxies are authorized to vote upon such
                                            other matters as may properly come
                                            before the meeting or any
                                            adjournment or postponement thereof.

                                            THIS PROXY, WHEN PROPERLY EXECUTED,
                                            WILL BE VOTED IN THE MANNER
                                            DIRECTED, OR IF NO DIRECTION IS
                                            MADE, FOR SUCH PROPOSALS, AND IN
                                            ACCORDANCE WITH THE DETERMINATION
                                            OF THE PROXY HOLDERS AS TO OTHER
                                            MATTERS.  THE  UNDERSIGNED
                                            STOCKHOLDER HEREBY ACKNOWLEDGES
                                            RECEIPT OF THE NOTICE OF ANNUAL
                                            MEETING AND PROXY STATEMENT.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS  PROXY CARD USING THE ENCLOSED
                                            ENVELOPE.


SIGNATURE                     DATE                                         DATE
                                              (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)